Exhibit 99.3

SEE Announces Pricing of Cash Tender Offer For Any and All 5.25% Senior Notes Due 2023
CHARLOTTE, N.C., April 19, 2022—Sealed Air Corporation (“Sealed Air”) (NYSE: SEE) today announced the pricing of its previously announced offer to purchase for cash (the “Tender Offer”) any and all of its outstanding 5.25% Senior Notes due 2023 (the “2023 Notes”).
The Tender Offer has been made upon the terms subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated April 5, 2022 (the “Offer to Purchase”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.
Certain information related to the 2023 Notes and the pricing of the Tender Offer is set forth in the table below, including the Total Consideration for the 2023 Notes.

Title of Notes	CUSIP/ISIN	Outstanding Principal Amount	UST Reference Security	Bloomberg Reference Page(1)	Fixed Spread (bps)	Early Tender Payment(2)(3)	Total Consideration(2)(4)
5.25% Senior Notes due April 1, 2023	CUSIP: 81211K AU4 (144A) and U81193 AL5 (Reg S) ISIN: US81211KAU43 (144A) and USU81193AL54 (Reg S)	US$425,000,000	2.125% due December 31, 2022	FIT3	+50	$30.00	$1,021.61
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(1) The page on Bloomberg from which the Dealer Manager (as defined below) quoted the bid side price of the U.S. Treasury Security. In the table above “UST” denotes a U.S. Treasury Security.
(2)     Per $1,000 principal amount of 2023 Notes tendered and accepted for purchase.
(3)     Included in the Total Consideration for Notes tendered and accepted for purchase on or prior to the Early Tender Deadline.
(4) Based upon a reference yield determined as of 10:00 a.m., New York City time, on April 19, 2022. Assumes an Early Settlement Date (as defined below) of April 20, 2022 for the 2023 Notes and does not include accrued and unpaid interest from the last date on which interest has been paid to, but excluding, the Early Settlement Date, that will be paid on the 2023 Notes accepted for purchase.

The Tender Offer will expire at 11:59 p.m., New York City time, on May 2, 2022, unless extended or earlier terminated by Sealed Air (the “Expiration Time”). No tenders submitted after the Expiration Time will be valid. Subject to the terms and conditions of the Tender Offer, holders of 2023 Notes must have validly tendered (and not validly withdrawn) on or prior to 5:00 p.m., New York City time, on April 18, 2022 (such date and time, the “Early Tender Deadline”) and the 2023 Notes must have been accepted for purchase pursuant to the Tender Offer to be eligible to receive the Total Consideration (as defined below), which includes the Early Tender Payment set forth in the table above. Holders of 2023 Notes tendering their 2023 Notes after the Early Tender Deadline and on or prior to the Expiration Time will only be eligible to receive the Tender Offer Consideration, which is the Total Consideration less the Early Tender Payment.
In addition, holders of all 2023 Notes validly tendered and accepted for purchase pursuant to the Tender Offer will receive accrued and unpaid interest on such 2023 Notes from the last interest payment date with respect to such 2023 Notes to, but excluding, the applicable Settlement Date (as defined below).
The Total Consideration payable by Sealed Air for the 2023 Notes (the “Total Consideration”) was determined in the manner described in the Offer to Purchase and is equal to a price per $1,000 principal amount intended to result in a yield equal to the yield to maturity of the U.S. Treasury reference securities specified in the table above, as determined at 10:00 a.m., New York City time, on April 19, 2022, plus the fixed spread specified in the table above.
The settlement date for the 2023 Notes validly tendered and not validly withdrawn at or prior to the Early Tender Date and accepted for purchase is expected to be April 20, 2022, the second business day after the Early Tender Deadline (the “Early Settlement Date”). The settlement date for the 2023 Notes validly tendered after the Early Tender Deadline but at or prior to the Expiration Time and accepted for purchase is expected to be May 4, 2022, the second business day after the Expiration Time (the “Final Settlement Date,” and along with the Early Settlement Date, each a “Settlement Date”).
Any 2023 Notes validly tendered after the Early Tender Deadline may not be withdrawn or revoked, except as required by law.
This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to sell with respect to any 2023 Notes. No offer will be made, nor will Sealed Air accept tenders of 2023 Notes from, holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
Sealed Air has retained Goldman Sachs & Co. LLC to act as exclusive Dealer Manager. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact: Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 902-5962 (collect). Requests for copies of the Offer to Purchase and other related materials should be directed to Global Bondholder Services Corporation at contact@gbsc-usa.com (email), 1-855-654-2014 (U.S. Toll Free), 1-212-430-3774 (Banks and Brokers).
None of Sealed Air, its affiliates, their respective board of directors, the Dealer Manager, the trustee of the 2023 Notes or the Depositary and Information Agent makes any recommendation to any holder of 2023 Notes in connection with the Tender Offer. Holders must make their own decisions as to whether to tender their 2023 Notes and, if so, the principal amount of 2023 Notes to tender.
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About SEE

Sealed Air (NYSE: SEE) is in business to protect, to solve critical packaging challenges, and to make our world better than we find it. Our automated packaging solutions systems help promote a safer, more resilient and less wasteful global food supply chain, enable e-commerce, and protect goods transported worldwide.
Our globally recognized brands include CRYOVAC® brand food packaging, SEALED AIR® brand protective packaging, AUTOBAG® brand automated systems, BUBBLE WRAP® brand packaging, and SEE™ Touchless Automation™ solutions.
SEE serves customers in 114 countries/territories.
Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition, results of operations or cash flows. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,”

“could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings.
The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: global economic and political conditions, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019 (COVID-19), negative impacts related to the ongoing conflict between Russia and Ukraine and related sanctions, export restrictions and other counteractions thereto, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our merger, acquisition and equity investment strategies, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in our credit ratings, the tax benefit associated with the Settlement agreement (as defined in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021) (our “2021 Form 10-K”), regulatory actions and legal matters and the other information referenced in the “Risk Factors” section appearing in our 2021 Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Contacts

Media
Christina Griffin
Christina.griffin@sealedair.com
704.430.5742